UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On May 13, 2024, Uber Technologies, Inc. (the “Company”) issued a press release announcing its entry into an agreement with Delivery Hero SE (“Delivery Hero”) to acquire Delivery Hero’s Foodpanda delivery business in Taiwan for $950 million in cash on a cash and debt free basis, subject to certain adjustments. The Company also entered into an agreement with Delivery Hero to purchase approximately $300 million in newly issued ordinary shares of Delivery Hero at a purchase price of €33.00 per share, which is expected to close on or about May 23, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

We expect the acquisition to contribute at least $150 million annualized run-rate of Delivery Adjusted EBITDA(1), inclusive of synergies, to our business within 12 months of closing. The acquisition of Foodpanda Taiwan is subject to regulatory approval and other customary closing conditions and is expected to close in the first half of 2025.

(1) The Company’s three operating and reportable segments are Mobility, Delivery and Freight, and its segment operating performance measure is Segment Adjusted EBITDA. We define each segment’s Adjusted EBITDA as segment revenue less the following expenses: cost of revenue, exclusive of depreciation and amortization, operations and support, sales and marketing, and general and administrative and research and development expenses associated with our segments. Segment Adjusted EBITDA also excludes non-cash items, certain transactions that are not indicative of ongoing segment operating performance and/or items that management does not believe are reflective of our ongoing core operations.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding our future business expectations which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to the pending acquisition of Foodpanda, including the failure to obtain, or delays in obtaining, required regulatory approvals, any reverse termination fee that may be payable in connection with any failure to close the transaction, the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the proposed transaction, or the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; costs, expenses or difficulties related to the acquisition of Foodpanda; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; the potential impact of the announcement, pendency or consummation of the proposed transaction on relationships with the Company’s and/or Foodpanda’s employees, merchants, suppliers, delivery partners and other business partners; the risk of litigation or regulatory actions to us, Delivery Hero and/or Foodpanda; inability to retain key personnel; changes in legislation or government regulations affecting us, Delivery Hero or Foodpanda; the potential impact of the acquisition on our financial results; and economic financial, social or political conditions that could adversely affect us, Delivery Hero, Foodpanda or the proposed transaction. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this release and in the attachments is as of the date of this Current Report on Form 8-K and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Preliminary Financial Information

We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information in this Current Report on Form 8-K is preliminary. The estimate is not a comprehensive statement of our financial position and results of operations. There is no assurance that the Company will achieve its forecasted results within the relevant period or otherwise. Actual results may differ materially from these estimates as a result of actual quarter-end results, the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release issued May 13, 2024.
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: May 14, 2024	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer